Investor Presentation February 2015 Exhibit 99.2

Disclaimers
Forward-Looking Statements
This document includes forward-looking statements within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan,"
"potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisitions, including the expected impact on XPO's results of operations; the ability to realize anticipated synergies and cost savings with respect to acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including acquired companies’ management teams; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers; the ability to retain XPO’s and acquired companies’ largest customers; XPO’s ability to successfully integrate UX Specialized Logistics and other acquired businesses; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.
Non-GAAP Financial Measures
This report contains certain non-GAAP financial measures as defined under Securities and Exchange Commission (“SEC”) rules, such as adjusted earnings (loss)
before interest, taxes, depreciation and amortization (“EBITDA”) for the quarter ended December 31 2014. As required by SEC rules, we provide reconciliations of this measure to the most directly comparable measure under United States generally accepted accounting principles (“GAAP”), which are set forth in this report. We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest expense from our outstanding debt), asset base (depreciation and amortization), tax consequences and transaction and integration costs related to certain acquisitions we have completed. In addition to its use by management, we believe that adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate the financial performance of companies in our industry. Other companies may calculate adjusted EBITDA differently, and therefore our measure may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to net income, cash flows from operating activities and other measures determined in accordance with GAAP. Items excluded from adjusted EBITDA are significant and necessary components of the operations of our business, and, therefore, adjusted EBITDA should only be used as a supplemental measure of our operating performance.

One of the Largest 3PLs in North America
We facilitate over 37,000 deliveries per day
#3 freight brokerage firm and Top 50 logistics company
#3 provider of intermodal services, and a leader in
cross-border Mexico intermodal
#1 manager of expedited shipments
#1 provider of last mile logistics for heavy goods
Leading provider of technology-enabled contract logistics
Growing presence in freight forwarding, LTL and managed
transportation
Sources for rankings: Transport Topics, Journal of Commerce and company data

Clearly Defined Strategy for Value Creation
Acquire companies that bring value and are highly scalable
Significantly scale up and optimize existing operations
Open cold-starts where sales recruitment can drive revenue
We are committed to providing world class service
to customers as the industry’s most innovative and
comprehensive multi-modal logistics provider

$700 Million Strategic Investment in XPO
Three global institutions invested a total of $700 million of equity to further XPO’s growth strategy
– PSP Investments, GIC of Singapore and Ontario Teachers’
Pension Plan
– Transaction completed September 17, 2014
Strong endorsement of XPO’s plan for value creation
Capital primarily will be used to capitalize on acquisition pipeline
2017 financial targets raised in light of the investment to
$9 billion of revenue and $575 million of EBITDA

$400 Million Senior Unsecured Notes
Capital primarily will be used to capitalize on acquisition pipeline
Add-on to existing 7.875% senior notes due 2019
– Gross proceeds $416 million
– Yield to maturity of 6.836%
– Callable starting in September 2016
Settlement date February 13, 2015
XPO will have over $1.0 billion in cash and close to
$1.5 billion of available capital

Completed 14 strategic acquisitions and established
23 cold-starts in about three years
Created leading-edge recruiting and training programs
Introduced scalable IT platform
Added national operations centers for shared services, carrier procurement and last-mile operations
Stratified customers, assigned a single point of contact to each
Created a culture of passionate on-time performance
Disciplined focus on operational excellence
Precise Execution of Growth Plan

Strong Commitment to Shipper Satisfaction
Integrated network with cross-company visibility
201 locations in the U.S., Canada, Mexico, Asia and Europe
Approximately 11,500 employees
More than 4,900 owner-operator trucks under contract for
drayage, expedited and last mile subsidiaries
Relationships with an additional 28,000 vetted carriers
representing approximately 700,000 trucks
Access to 60,000 miles of network rail routes

9 Major Coverage: U.S., Mexico and Canada Source: Company data Serving over 15,000 customers Manufacturing Retail, E-commerce Industrial Technology Aerospace Commercial Life Sciences Governmental

Significant Growth Embedded in XPO’s Model
Strategic
accounts:
market multiple services to large shippers
Cold-starts: expand footprint in markets with best access
to sales talent
Scale and productivity: recruit sales reps and provide
state-of-the-art training and information technology
Market demand: build leadership positions in the fastest-
growing areas of logistics
Multi-modal: become the logistics partner of choice by offering the most compelling range of transportation solutions
M&A program: focus on the top pipeline prospects

Secular Trends Driving Industry Growth
Growth in e-commerce retailing
Outsourcing of logistics services and capacity
Conversion from over-the-road to intermodal rail
Near-shoring of manufacturing in Mexico
Just-in-time lean production
Driver shortage
Automation of the transportation logistics process
We have positioned XPO’s service offering
to capitalize on each of these trends

Leading Positions in High-Growth Sectors
Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc.,
Bureau of Economic Analysis, US Department of Commerce
Sector
Market
Size
($ billions)
Projected
Growth
(x GDP)
Growth Drivers
Truck brokerage $50 2-3 times Outsourcing and technology
Intermodal $15 3-5 times
Long-haul rail efficiencies and
near-sourcing of
manufacturing in Mexico
Heavy goods,
last-mile
$13 5-6 times Outsourcing and e-commerce

Acquired UX Specialized Logistics
Compelling reasons for the transaction
Non-asset, highly scalable last mile logistics provider for
heavy goods home delivery and e-commerce
Long-term contracts with blue chip retailers and e-tailers
who can use XPO’s full range of services
19% revenue CAGR for the past five years
Boosts XPO’s capacity by over 1,600 contract carriers
and independent installers
Adds approximately 700 employees and four locations

Details of the UX Transaction
$59 million purchase price
Adds approximately $113 million of revenue (full year 2014)
Multiple of approximately seven times full year 2014 adjusted
EBITDA of $8.2 million
Transaction completed February 9, 2015
Expected to be immediately accretive to earnings before the
benefits of cross-selling and other synergies
Funded with cash on hand

Acquired New Breed in September 2014
Leads the most desirable sector of contract logistics
– Technology-enabled solutions for blue chip customers
– Focus on industries with strong potential for outsourcing contract logistics: technology, telecom, e-commerce, aerospace and
defense, medical equipment, and select areas of manufacturing
Capitalizes on trend toward outsourcing reverse logistics, lean manufacturing and aftermarket support, transportation
management and other contract logistics services
Significant cross-selling opportunities with XPO strategic
accounts, New Breed customers and their vendors

New Breed’s Attractive Business Model
Very stable relationships with low cyclicality
– Approximately 99% contractual revenue renewal rate over the past three years
– Top 10 customers have utilized New Breed for an average of 10 years
38% return on invested capital (FY 2013) (1)
Low capex requirements (4.2% of revenue in FY 2013) and largely devoted to IT development
(1) Return on invested capital equals ongoing operations EBIT divided by the sum of net working capital and net PP&E
Source: Company data

Acquired Pacer in March 2014
Gained instant scale in North American intermodal
– Third largest provider of intermodal services
– A leading provider in cross-border Mexico intermodal, with
30 years’ experience
– Access to 60,000 miles of network rail routes
– Decades-deep relationships with the railroads
Added $980 million of revenue (FY 2013), 31 locations and
approximately 800 employees
Sources: SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce
and
company data

Major Intermodal Market Opportunity
$15 billion sector in North America
– Growing at three to five times GDP
One of the fastest-growing areas of transportation logistics
Enables shippers to lower transportation costs for freight
traveling 600 miles or more
– Rail is more fuel-efficient than truckload for long haul
– Intermodal can lower shipper’s cost by up to 20%
Sources: SJ Consulting Group, Inc., FTR Associates and company data

High-Growth Cross-Border Mexico Sector
Near-shoring in Mexico – fast becoming the manufacturing
country of choice
– Competitively priced labor force versus China
– Faster speed-to-market than overseas locales
– Can be more cost effective than cross-border truckload
– Growth driven by billions of dollars invested by major
manufacturers, Mexican government and the rails
Large opportunity to convert to intermodal: an estimated
2.8 million trucks move cross-border each year
Sources: AlixPartners and company data

Integration of Intermodal Is Driving Results
Strong value proposition as a large, single-source supply chain partner with deep capacity
Energetically cross-selling intermodal to XPO customer base, and selling full service range to intermodal customers
New Rail Optimizer technology platform in beta test
$15 million of targeted cost synergies largely realized
Source: Company data

Rebranded as XPO Last Mile
Largest provider of last-mile logistics for heavy goods home delivery in North America
Facilitates approximately eight million last-mile deliveries per year
Leading, proprietary software for workflow and customer
experience management
Strong customer-centric culture built by experienced leaders who now run the business for XPO
Acquired 3PD in August 2013
Source: Company data

XPO Last Mile serves one of the fastest-growing sectors of
non-asset, third party logistics
– Heavy goods home delivery growing at five to six times GDP
– Strong tailwinds from e-commerce and outsourcing
$13 billion market for heavy goods home deliveries
– Only 30% currently going through 3PLs
Highly fragmented with many small, regional providers
Last Mile’s Expansive Market Potential
Sources: Norbridge, Inc. and EVE Partners LLC

Capitalizing on major advantages of scale and growing
– Cost efficiencies, productivity, access to trucks, rigorous quality control systems, expertise
Acquired Optima Service Solutions in November 2013
– Highly scalable supplier, leading arranger of last mile
installations of large appliances and electronics
Acquired ACL in July 2014 and UX in February 2015
– Expanded business with blue chip customers in retailing
and e-tailing
XPO Has a Strong Platform for Last Mile
Source: Company data

Rebranded as XPO NLM
#1 web-based expediter, made XPO the #1 manager of
expedited shipments in North America
Manages an annual run rate of more than three quarters of a
billion dollars of gross transportation spend
– Online auction system proprietary to XPO
– Carriers bid on loads that are awarded electronically
Benefits from trend toward just-in-time inventories, and
supply chain disruptions
Acquired NLM in December 2013
Source: Company data

Focused Sales and Marketing Effort
Differentiate XPO by providing a passionate commitment to
customer satisfaction across a range of services
Single point of contact for each customer
– Strategic accounts team marketing to largest 2,000 shippers
– National accounts team focused on next largest 5,000 shippers
– Branch network expands our reach to hundreds of thousands of small and medium-sized shippers
Capture more of the $32 billion less-than-truckload opportunity
72% of top 50 customers are using multiple XPO services
Sources: SJ Consulting Group, Inc., company data

One common IT platform for freight brokerage in all cold-starts and acquired companies
Proprietary freight optimizer tools for pricing and load-covering put in place in 2012
Highly scalable load execution and tendering via automated
load-to-carrier matching
Total IT budget of approximately $125 million for 2015
Increasing Productivity through Technology

23 cold-starts
– 12 freight brokerage; 10 freight forwarding; one expedited
Freight brokerage cold-starts on an annual revenue run rate of more than $250 million
Up from $120 million 12 months ago
Low capital investment can deliver outsized returns
Hire strong industry veterans as branch presidents
Position in prime recruitment areas and scale up
Growth through Cold-starts
Source: Company data

Founded and led four highly successful companies,
including world-class public corporations
United Rentals:
Built world’s largest equipment rental company
United Waste:
Created 5th largest solid waste business in North America
Hamilton Resources:
Grew global oil trading company to ~$1 billion
Amerex Oil Associates:
Built one of world’s largest oil brokerage firms
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997
CEO Bradley S. Jacobs

Highly Skilled Management Team
Partial list
The full management team can be found on www.xpologistics.com
Troy Cooper
Chief Operating Officer
Greg Ritter
Senior Vice President, Strategic Accounts
Dominick Muzi
President, Freight Forwarding division
Julie Luna
Chief Commercial Officer
John Hardig
Chief Financial Officer
Mario Harik
Chief Information Officer
Paul Smith
President, Intermodal division
Karl Meyer
Chief Executive Officer, XPO Last Mile
Louis DeJoy
Chief Executive Officer, New Breed
Scott Malat
Chief Strategy Officer
Gordon Devens
General Counsel
United Rentals, United Waste
Knight Brokerage, C.H. Robinson
Pacer International, Union Pacific
Stifel Nicolaus, Alex. Brown
Oakleaf Waste Management
Pacer International
3PD, Home Depot
AutoNation, Skadden Arps
Goldman Sachs, UBS, JPMorgan Chase
New Breed Logistics
CGL, Priority Solutions Int., AIT Worldwide

Deep Bench of Industry Experience Partial list
Tom Connolly
Senior Vice President, Acquisitions
Drew Wilkerson
Regional Vice President
Doug George
Regional Vice President
Jim Commiskey
Strategic Accounts Manager
Dave Rowe
Chief Technology Officer
Jenna Sargent
Regional Sales and Operations Manager
Will O’Shea
Chief Sales and Marketing Officer, XPO Last Mile
Bud Workmon
President, XPO Last Mile
Chris Duffell
Vice President, Strategic Initiatives
Jake Schnell
Sr. Operational Process and Integration Manager
Lou Amo
Vice President, Operational Initiatives
Echo Global Logistics
EVE Partners
C.H. Robinson
AFN, Ryder Integrated Logistics
Pacer International, UPS, Menlo
OHL, Schneider Logistics
3PD, Ryder Integrated Logistics, Cardinal Logistics
Electrolux, Union Pacific, Odyssey Logistics
United Rentals
C.H. Robinson
3PD, Cardinal Logistics

4Q Results Exceeded Expectations
Achieved year-end 2014 targets for an annual revenue run rate of at least
$3 billion and an EBITDA run rate of at least $150 million
EBITDA ($ millions)
(2)
Revenue ($ millions)
+223% YOY
(1)
$39 to $42
$825 to $835
(1) Based on the midpoint of pre-released results
(2) For a reconciliation of EBITDA to GAAP net loss, see Appendix
$0.3
Q4 '13 Q4 '14
$257
Q4 '13 Q4 '14

$45
$55
$71
$109
$114
$137
$194
$245
$295
$581
$662
$830
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
First 36 Months of Growth Strategy
2012
2013 2014
(1) Q4 2014 based on the midpoint of pre-released $825-$835 million in revenue
(1)
Revenue ($ millions)

Incentivized XPO Management
Equity ownership aligns management team with shareholders
Management and directors own approx. 22% of the company
(1) Based on SEC beneficial ownership calculation as of September 30, 2014; includes 22.8 million shares issued pursuant to the September 2014 private placement of common stock
(2) Dilutive effect of warrants calculated using treasury method (using XPO closing price of $37.67 on September 30, 2014); total warrant proceeds of $74.0 million
(3) Assumes conversion in full of $120.7 million in aggregate principal amount of 4.50% convertible senior notes due 2017 outstanding at September 30, 2014
(4) Dilutive effect of RSUs and stock options outstanding at September 30, 2014, calculated using treasury method (using XPO closing price of $37.67 on
September 30, 2014)
Common Stock Equivalent Capitalization as of 9/30/14
Common Shares 76.6 million
(1)
Preferred Shares 10.5 million
Warrants (Strike Price $7 per share) 10.6 million (8.6 million dilutive)
(2)
Convertible Senior Notes 7.3 million shares
(3)
Stock Options and RSUs 2.6 million shares dilutive
(4)
Fully Diluted Shares Outstanding 105.7 million shares

Significant growth embedded in XPO’s business model
Leading positions in fastest-growing areas of transportation
Compelling value proposition as a multi-modal, single-source provider
Passionate culture of on-time performance and productivity
Top management talent with skills that uniquely fit XPO’s
growth strategy
Clear Path for Significant Value Creation

Three Months
Ended
December 31,
2014
Range:
From
To
Net loss available to common shareholders $(55.3) $ (49.3)
Preferred dividends
0.7
0.7
Non-cash accounting preferred stock beneficial conversion charge
40.9
40.9
Net loss (13.7) (7.7)
Interest expense
16.7
16.7
Income tax expense (benefit)
1.0
(4.0)
Other depreciation and amortization
34.0
35.0
EBITDA
$ 38.0
$ 40.0
Transaction and integration costs
1.0
2.0
XPO Express and XPO Last Mile rebranding costs
—

—

Adjusted EBITDA
$ 39.0
$ 42.0
The following table reconciles management’s estimated net loss available to common stockholders for the three months ended December 31, 2014, to management’s estimate for adjusted EBITDA for the same period.
Appendix
Reconciliation of Non-GAAP Measures
XPO Logistics, Inc.
Consolidated Reconciliation of EBITDA to Net Loss
(In millions)